Exhibit 10.13

PERRY JOHNSON LABORATORY ACCREDITATION, INC.Certificate of Accreditation Perry Johnson Laboratory Accreditation, Inc. has assessed the Laboratory of: Purity Laboratories, Inc. 17387 SW 63rd Avenue, Lake Oswego, OR 97035 (Hereinafter called the Organization) and hereby declares that Organization is accredited in accordance with the recognized International Standard: ISO/IEC 17025:2017 This accreditation demonstrates technical competence for a defined scope and the operation of a laboratory quality management system (as outlined by the joint ISO-ILAC-IAF Communiqué dated April 2017): Chemical and Biological Testing (As detailed in the supplement) Accreditation claims for such testing and/or calibration services shall only be made from addresses referenced within this certificate. This Accreditation is granted subject to the system rules governing the Accreditation referred to above, and the Organization hereby covenants with the Accreditation body’s duty to observe and comply with the said rules. For PJLA: Initial Accreditation Date: Issue Date: Expiration Date: September 4, 2014 February 28, 2023 April 30, 2025 Tracy Szerszen President Perry Johnson Laboratory Accreditation, Inc. (PJLA) 755 W. Big Beaver, Suite 1325 Troy, Michigan 48084 Accreditation No.: Certificate No.: 79328 L23-174 The validity of this certificate is maintained through ongoing assessments based on a continuous accreditation cycle. The validity of this certificate should be confirmed through the PJLA website: www.pjlabs.co

Certificate of Accreditation: Supplement

Purity Laboratories, Inc.
17387 SW 63rd Ave, Lake Oswego, OR 97035
Contact Name: Mr. Nick Kesinger Phone: 503-297-3636

Accreditation is granted to the facility to perform the following testing:

FIELD OF TEST	ITEMS, MATERIALS OR PRODUCTS TESTED	SPECIFIC TESTS OR PROPERTIES MEASURED	SPECIFICATION, STANDARD METHOD OR TECHNIQUE USED	RANGE (WHERE APPROPRIATE) AND DETECTION LIMIT
Chemical F	Food Products, Dietary Supplements, and Water	Ash	AOAC 923.03	0.1 % to 100 % D.L. = 0.1 %
		Moisture	AOAC 950.46 AOAC 925.45	
		Fat (Soxhlet)	AOAC 920.39 AOAC 960.39	
		Fat (Mojonnier)	AOAC 989.05 AOAC 922.06	
		Free Fatty Acids	AOAC 940.28	0.1 % to 100 % D.L = 0.1 %
		Peroxide Value	AOAC 965.33	
		pH	AOAC 943.02	2 pH units to 14 pH units
		Salt	AOAC 935.47	0.2 % to 100 % D.L. = 0.2 %
Biological F		Aerobic Plate Count	FDA BAM Online Ed., Chapter 3	D.L. = 1 CFU/mL for Liquids D.L. = 10 CFU/g for Solids
		Rapid Yeast and Mold – Petrifilm	AOAC 2014.05	
		Yeast and Mold	FDA BAM Online Ed., Chapter 18	
		Salmonella	USP <2022>	D.L. = 1 CFU/10 g
			AOAC 2013.01 (VIDAS UP Salmonella)	D.L. = 1 CFU/25 g
		Listeria	AOAC 2013.10 (VIDAS UP Listeria LPT)	D.L. = 1 CFU/25 g
		E. coli	USP <2022> Solids USP<62> Water	D.L. = 1 CFU/10g for Solids D.L. = 1 CFU/g for Water
		E. coli O157:H7	AOAC-RI 060903 (VIDAS UP E.coli O157:H7)	D.L. = 1 CFU/25 g
		Staphylococcus aureus	USP <2022>	D.L. = 1 CFU/10 g
			FDA BAM Online Ed., Chapter 12	D.L. = 10 CFU/g or CFU/mL
		Total Coliforms/ *E. coli* - Petrifilm	AOAC 991.14	D.L. = 1 CFU/mL for Liquids D.L. = 10 CFU/g for Solids
		Total Coliforms/ *E. coli* - MPN	FDA BAM Online Ed., Chapter 4	D.L. = 3 CFU/g or CFU/mL
		Bile Tolerant Gram-Negative Bacteria	USP <2021>	D.L. = 10 CFU/g

Issue: 02/2023 *This supplement is in conjunction with certificate #L23-174* *Page 2 of 3*

Certificate of Accreditation: Supplement

Purity Laboratories, Inc.
17387 SW 63rd Ave, Lake Oswego, OR 97035
Contact Name: Mr. Nick Kesinger Phone: 503-297-3636

Accreditation is granted to the facility to perform the following testing:

FIELD OF TEST	ITEMS, MATERIALS OR PRODUCTS TESTED	SPECIFIC TESTS OR PROPERTIES MEASURED	SPECIFICATION, STANDARD METHOD OR TECHNIQUE USED	RANGE (WHERE APPROPRIATE) AND DETECTION LIMIT
Chemical [F]	Dietary Supplements, Hemp	delta-9-THC delta-8-THC CBD CBN CBG	LT8118	D.L. = 0.2 % Dietary Supplements D.L. = 0.1 % Flower
Chemical [F]	Food Products and Dietary Supplements	**Heavy Metals** Arsenic Cadmium Mercury Lead	LT8018.5	D.L. = 5 ppb

1. The presence of a superscript F means that the laboratory performs testing of the indicated parameter at its fixed location. Example: Outside Micrometer [F] would mean that the laboratory performs this testing at its fixed location.

Issue: 02/2023 *This supplement is in conjunction with certificate #L23-174* *Page 3 of 3*